                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               SIFE TRUST FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                     [LOGO]

                                 SIFE TRUST FUND
                                490 N. Wiget Lane
                         Walnut Creek, California  94598
                                 (800) 231-0356
                               http://www.SIFE.com

                                                               February 14, 1997


To Our Investors:

     You are cordially invited to attend the 1997 Annual Meeting of Investors of SIFE Trust Fund (the "Trust Fund") to be held at 10:00 a.m. (Pacific time) on Friday, April 4, 1997, at the San Ramon Marriott Hotel, 2600 Bishop Drive, San Ramon, California (see inside front cover for directions). The attached Notice of Annual Meeting of Investors and Proxy Statement discuss the business to be conducted at the meeting. A copy of the Trust Fund's Annual Report has been sent to you previously, under separate cover.

     I encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and promptly return it in the accompanying self-addressed postage-paid envelope. This will ensure that your interests are represented at the meeting.

     Thank you for your attention to this important matter.

                                        Sincerely yours,



                                        HAIG G. MARDIKIAN
                                        CHAIRMAN OF THE BOARD




YOUR VOTE IS IMPORTANT


YOU ARE URGED TO COMPLETE, SIGN AND DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ACCOMPANYING SELF-ADDRESSED POSTAGE-PAID ENVELOPE REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.

                                 SIFE TRUST FUND

                                   ___________

                      NOTICE OF ANNUAL MEETING OF INVESTORS

                            TO BE HELD APRIL 4, 1997

     NOTICE IS HEREBY GIVEN of the annual meeting of the investors (the "Investors") in SIFE Trust Fund (the "Trust Fund"), in accordance with the provisions of the Restated Trust Agreement. The annual meeting (the "Meeting") will be held at the San Ramon Marriott Hotel, 2600 Bishop Drive, San Ramon, California (see inside front cover for directions) on Friday, April 4, 1997, at 10:00 a.m., Pacific Standard Time, to consider and act upon the following matters:

     1. Election of seven (7) directors of the Trust Fund for succeeding one-year terms, or until their successors are elected and have been qualified;

     2. Ratification of the selection by a majority of the independent members of the Board of Directors of the Trust Fund of the firm of Deloitte & Touche LLP, as independent auditors for the Trust Fund for the calendar year 1997;

     3. Approval of the continuation of the current Investment Advisory Agreement. The Board of Directors has determined that it is in the best interests of the Trust Fund and the Investors to continue the Investment Advisory Agreement with the Management Company;

     4. Approval of the reorganization of the Trust Fund's place and form of organization, from a California trust to a Delaware Business Trust; and

     5. Any other matters which may properly come before the meeting or any adjournment thereof.

     This notice is given pursuant to the direction of the Board of Directors of the Trust Fund. Only Investors of record at the close of business on February 14, 1997, are entitled to notice of, and to vote at, the Meeting and at any adjournment thereof.

     Investors who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed Proxy, date and sign it, and return it in the accompanying envelope. In order to avoid unnecessary expense, we ask your cooperation in mailing in your Proxy promptly, no matter how large or how small your holdings may be and regardless of whether you plan to attend the meeting. The return of a Proxy will not restrict or impair the right of any Investor to revoke his or her proxy, or to attend and vote personally at the meeting.

Dated: February 24, 1997
Walnut Creek, California

                                        By order of the Board of Directors of
                                        SIFE Trust Fund



                                        Charles W. Froehlich, Jr.
                                        SECRETARY



PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOUR VOTE IS IMPORTANT

                                 SIFE TRUST FUND
                                   ___________

                                 PROXY STATEMENT

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of SIFE Trust Fund (the "Trust Fund") for use at its 1997 annual meeting of investors in the Trust Fund (the "Investors") to be held at 10:00 A.M. on April 4, 1997, at the San Ramon Marriott Hotel,
2600 Bishop Drive, San Ramon, California, or at any adjournment or postponement thereof (the "Meeting"). This Proxy Statement and accompanying Notice of Meeting and Proxy are first being mailed to holders of the Trust Fund's Participating Agreements on or about February 24, 1997.

             VOTING RIGHTS, SOLICITATION AND REVOCABILITY OF PROXIES

     As of the close of business on February 14, 1997, there were issued and outstanding Participating Agreements in aggregate amount of $-----------------, representing an aggregate equity in the Trust Fund of ----------- investment units. A majority in interest of all investment units, present in person or represented by proxy (including for this limited purpose abstentions and broker non-votes) and entitled to vote, shall constitute a quorum for purposes of the Meeting.

     Investors of record as of February 14, 1997 will be entitled to one vote for each Class I or Class II investment unit owned, EXCEPT THAT with respect to the election of Directors, an Investor may cumulate his or her votes. This means that each Investor is permitted to cast a number of votes equal to the number of Directors proposed for election (seven), multiplied by the number of investment units held, and may cumulate such votes for a single nominee or distribute such votes among as many director nominees as he or she deems appropriate. Discretionary authority of the Proxy Holders to cumulate votes is solicited by the Board of Directors. Such discretionary authority may be withheld by checking the box marked "WITHHOLD ALL." If this alternative is selected by an Investor, none of the Investor's investment units will be voted (cumulatively or otherwise) for any of the nominees unless such Investor appears and votes in person at the Meeting.

     All investment units represented at the Meeting by properly executed proxies received prior to or at the Meeting will be voted in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted "FOR" each of the nominees and "FOR" adoption of each of the proposals set forth herein. With respect to the election of directors, the seven nominees receiving the highest total number of votes at the Meeting shall be elected as directors. In all other matters (other than the ratification of the selection of auditors, for which a majority of votes cast by the Investors at the Meeting is required), the Investor vote required for approval is the vote of a majority in interest of all investment units, which is defined as the lesser of (i) 67% or more in interest of the investment units represented at such a meeting at which more than 50% of all outstanding investment units are represented, either in person or by Proxy, or (ii) more than 50% in interest of all Investors. Abstentions are treated as votes against a proposal, and broker non-votes have no effect on the vote. A "broker non-vote" occurs when a nominee holding investment units on behalf of a beneficial owner votes on one proposal but does not vote on another proposal because the nominee does not have discretionary voting power and has not received specific instructions from the beneficial owner.

     A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by filing with the Trust Fund (at the corporate offices of SIFE, Inc. [the "Management Company"], at the address given below) an instrument of revocation or a duly executed proxy bearing a later date. A proxy may also be revoked by attending the Meeting and voting in person (although attendance at the Meeting will not by itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Bruce W. Woods, President & Chief Executive Officer, SIFE Trust Fund, 490 North Wiget Lane, Walnut Creek, California 94598.

     The Trust Fund does not know of any matters, other than as described in the Notice of Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

     In addition to the use of the mail, solicitation of proxies may be made in person or by telephone or otherwise by Directors and Officers of the Trust Fund and the Management Company. No compensation will be paid to any person for any proxy solicitation, however the cost of all proxy solicitation, including reimbursement of expenses incurred by banks, brokerage firms, custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to Investors, will be borne by the Management Company.

     In the event that sufficient votes in favor of any of the proposals set forth in the Notice of Annual Meeting of Investors are not received by the date of the Meeting, the proxy holders may propose one or more adjournments of the Meeting for a period or periods of not more than 30 days in the aggregate to permit further solicitation of proxies, even though a quorum may be present. Any such adjournment will require the affirmative vote of a majority of the votes cast on the questions, in person or by proxy, at the session of the meeting to be adjourned. The costs of any such additional solicitation and of any adjourned session will be borne by the Trust Fund.

                                   ___________

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

     The Restated Trust Agreement, dated as of May 2, 1986 and as amended (collectively the "Restated Trust Agreement") provides that the Board of Directors of the Trust Fund shall consist of seven members, to be elected annually by the Investors. The proxy holders will vote for the election of each of the seven nominees unless otherwise instructed on the proxy. If any nominee is unable to serve, the investment units represented by such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Each nominee has consented to be named and has indicated his or her intent to serve, if elected. The Board of Directors, including those directors who are not "interested persons" of the Trust Fund (as such term is defined in the Investment Company Act of 1940, as amended, hereinafter the "1940 Act") (the "non-interested" directors), unanimously recommends a vote "FOR" the election of each of the persons named herein.

     Set forth in the following table is information about each person who is being nominated for election as a Director for a term which will expire on April 1, 1998, or at such time thereafter as his or her successor is elected and qualified.


                                        Position Held in       Length of                   Business Experience
   Name                         Age        Trust Fund           Service                  During Past Five Years
---------------------------------------------------------------------------------------------------------------------------------

Haig G. Mardikian (1)(2)         50     Director;           Continuous since    General Partner, George M. Mardikian Enterprises
                                        Chairman of the     January 1978        (real estate investments); Managing Director,
                                        Board                                   The United Broadcasting Corporation (radio
                                                                                broadcasting)

Walter S. Newman (1)(2)          75     Director;           Continuous since    Owner, WSN Enterprises (real estate consultants);
                                        Vice Chairman of    January 1991        Retired President, San Francisco Planning
                                        the Board                               Commission; Retired President, San Francisco
                                                                                Redevelopment Agency; Retired President, San
                                                                                Francisco Fine Arts Museums; Chairman of the Board,
                                                                                National Brain Tumor Foundation

Diane Howard Belding (3)         40     Director            Continuous since    Management Company employee, 1992-present;
                                                            April 1996          General Partner, Howard & Howard Ranch (avocado
                                                                                ranch, Ventura County, CA), 1983present; Director,
                                                                                Management Company (1982  present)

Neil L. Diver (1)(2)                    Director            Continuous since
                                                            August 1996

Charles W. Froehlich, Jr. (3)    68     Director &          Continuous since    Retired Appellate Court Judge; retired Superior
                                        Secretary           March 1995          Court Judge; formerly Of Counsel to Peterson, Thelan
                                                                                & Price; principal, Froehlich & Peterson Dispute
                                                                                Resolution

John A. Meany (1)                56     Director            Continuous since    President, John's Valley Foods, Inc.; President,
                                                            October 1992        John's Town & Country Markets, Inc.; Director,
                                                                                Northern California Grocers Assn.; Advisory Council,
                                                                                Fleming Foods

Bruce W. Woods (3)(4)            43     Director;           Continuous since
                                        President of the    July 1996
                                        Trust Fund



---------------
(1)  Member of the Audit Committee.

(2) On July 14, 1996, Mr. David M. Sacks, Chairman of the Board of Directors of the Trust Fund, died. On August 16, 1996, acting pursuant to Article VI,
     Section 2, of the Restated Trust Agreement, the remaining Directors appointed Mr. Diver to fill the remainder of Mr. Sacks' term as a Director, and elected Mr. Mardikian, then Vice Chairman, and Mr. Newman to fill the remainder of Mr. Sacks' term as Chairman and the remainder of Mr. Mardikian's term as Vice Chairman, respectively.

(3) Messrs. Froehlich and Woods, and Ms. Belding, are "interested persons," as that term is defined in Section 2(a)(19) of the 1940 Act by virtue of their positions as directors and/or officers of the Trust Fund and as directors, officers and/or shareholders of the Management Company.

(4) On July 26, 1996, Mr. Sam A. Marchese, then a Director and President and Chief Executive Officer of the Trust Fund, and a Director and President and Chief Executive Officer of the Management Company, retired and, in connection therewith, resigned from the Trust Fund and its Board of Directors. On July 26, 1996, the Board of Directors of the Management Company appointed Mr. Woods President and Chief Executive Officer of the Management Company, and the Directors of the Trust Fund, acting pursuant to
     Article VI, Section 2, of the Restated Trust Agreement, appointed Mr. Woods President and a Director of the Trust Fund to fill the remainder of Mr. Marchese's term, and appointed Mr. Marchese to the newly created office of Director Emeritus. As a Director Emeritus, Mr. Marchese is entitled to all of the benefits of a regular Director, except that Mr. Marchese is not entitled to vote on matters coming before the Board.

BOARD OF DIRECTORS MEETINGS, COMPENSATION AND COMMITTEES

     Regular meetings of the Board of Directors are held bi-monthly or at such time as the Board may determine. During 1996 the Board of Directors held six regular, and two special, meetings; in addition, from time to time the "non-interested" directors meet with officers of the Trust Fund and/or the Management Company to discuss various matters relating to the administration of the Trust Fund. No director attended fewer than 75% of the total number of meetings of the Board of Directors and the total number of meetings of all committees on which any such director served during 1996. Each director is paid by the Trust Fund an attendance fee of $5,000 for each Board meeting attended plus $250 per hour (subject to a per-meeting maximum of $1,000) consultation fee for business advisory services other than Board meetings.

     The Board of Directors has an Audit Committee, which is responsible for (i) the selection and review of the independent auditors of the Trust Fund and (ii) oversight of the current operating procedures of the Trust Fund. The members of the Audit Committee are Messrs. Newman (Chair), Diver, Mardikian and Meany. During 1996 the Audit Committee held four meetings. The Board of Directors has no nominating or compensation committee.

                      OWNERSHIP OF PARTICIPATING AGREEMENTS

     As of January 31, 1997, no person (including any "group," as that term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) was known by the Trust Fund to be the beneficial holder of more than 5% of the outstanding number of investment units of the Trust Fund. The beneficial holdings of investment units, represented by Participating Agreements in the Trust Fund, of the Trust Fund's directors, nominees for director and executive officers, as of January 31, 1997, are as follows:


                                                                         Amount and Nature of
                                                                       Beneficial Ownership (1)       Percent of Class
    Name of Beneficial Owner                 Title of Class               (investment units)                 (2)
    ------------------------                 --------------            ------------------------       ----------------

Haig G. Mardikian                       Participating Agreements                 -----                      -----

Diane Howard Belding (3)                Participating Agreements                 -----                      -----

Neil L. Diver                           Participating Agreements

Charles W. Froehlich, Jr. (3)           Participating Agreements                 -----                      -----

John A. Meany                           Participating Agreements                 -----                      -----

Walter S. Newman                        Participating Agreements                 -----                      -----

Bruce W. Woods (3)                      Participating Agreements                 -----                      -----

All Directors and Executive             Participating Agreements                 -----                      -----
Officers as a Group (seven
persons) (3)

---------------
*    Less than 0.01%.

(1) Each person listed above has sole voting power and sole investment power with respect to all investment units beneficially owned by him or her (or shares such powers with his or her spouse). None of the above persons has any right to acquire beneficial ownership of Participating Agreements as specified in Rule 13d-3(d)(1) under the Securities Exchange Act of 1934. All investment units shown as owned in this table are Class I investment units. On January 31, 1997, each Class I investment unit was valued at $-----.

(2) Based on an aggregate of ----------- investment units outstanding on January 31, 1997.

(3) In addition to the investment units beneficially owned by Messrs. Froehlich and Woods and Ms. Belding, each of such persons, by reason of his or her ownership of shares in the Management Company, may also be deemed to be the beneficial owner of ------- investment units owned on January 31, 1997 by the Management Company (see "Information About the Management Company," page 7.)

                             MANAGEMENT COMPENSATION

     The following table sets forth certain information regarding all compensation paid or accrued for services rendered in all capacities to the Trust Fund for the year ended December 31, 1996 to each of the three most highly compensated executive officers and each of the directors of the Trust Fund:

                                                        Aggregate Compensation
        Name of Person and Position                     from the Trust Fund (1)
        ---------------------------                     -----------------------

Haig G. Mardikian; Director & Chairman of the Board             $-----

Diane H. Belding; Director                                      $-----

Neil L. Diver; Director (2)                                     $-----

Charles W. Froehlich, Jr.; Director & Secretary                 $-----

Sam A. Marchese; Director, President,                           $-----
Chief Executive Officer and Treasurer (3)

John A. Meany; Director                                         $-----

Walter S. Newman; Director & Vice Chairman of the Board         $-----

David M. Sacks; Director & Chairman of the Board (2)            $-----

Bruce W. Woods; Director, President,                            $-----
Chief Executive Officer (3)

---------------
(1) No remuneration was paid directly by the Trust Fund to its officers and directors. Prior to April 1, 1996, the Trust Fund reimbursed the Management Company for its pro rata share of certain office and other expenses, including salaries, bonuses, commissions, Directors' fees and certain other costs and expenses. After that date, however, all expenses of the Trust Fund, without exception, have been borne by the Management Company pursuant to the current Investment Advisory Agreement between the Trust Fund and the Management Company.

(2) Mr. Sacks died on July 14, 1996. Mr. Diver was appointed a Director to fill Mr. Sacks' remaining term on August 16, 1996.

(3) Mr. Marchese resigned as an officer and Director of the Trust Fund on July 26, 1996, and Mr. Woods was appointed on that date to fill Mr. Marchese's remaining term.

     Class I investment units are sold without sales charge to directors, officers and bona fide full-time employees and sales representatives of the Trust Fund and the Management Company, to pension and profit sharing plans established for the benefit of such persons, and to members of such persons' immediate families. The amount set forth in the above table under the caption "Aggregate Compensation from the Trust Fund" includes the spread between the acquisition price paid by or for the benefit of the directors and officers for investment units purchased during 1996 and the price that would have been payable at the usual sales charge. The amount of this spread on purchases made by ------------ was $--- and by --------- was $---. The Trust Fund has no pension or retirement plan and pays no pension or retirement benefits to its officers or directors.

                    INFORMATION ABOUT THE MANAGEMENT COMPANY

     The names, addresses and principal occupations of each of the executive officers and directors of SIFE, Inc. (the "Management Company"), and of each shareholder owning beneficially or of record 10% or more of the outstanding voting securities of the Management Company, are as follows:


                                                                                                         Percentage
                                                                                                        Ownership of
                                                                                                         Management
                                                                                                        Company as of
                                                                                                        December 31,
     Name and Address                                    Principal Occupation                             1996 (1)
     ----------------                                    --------------------                           -------------

Diane Howard Belding                         Director, Management Company                                  _____%
490 North Wiget Lane                         Director, Trust Fund
Walnut Creek, CA  94598

Charles W. Froehlich, Jr. (1)                Director & Secretary, Management Company                      _____%
1444 Windsong Lane                           Director & Secretary, Trust Fund
Escondito, CA  92026                         Retired Appellate Court Judge; retired Superior
                                             Court Judge; formerly Of Counsel to Peterson,
                                             Thelan & Price; principal, Froehlich & Peterson
                                             Dispute Resolution

Sam A. Marchese                              Retired; formerly Director, President & Chief                 _____%
490 North Wiget Lane                         Executive Officer, Management Company, and
Walnut Creek, CA  94598                      Director, President, Chief Executive Officer &
                                             Treasurer, Trust Fund

Michael J. Stead (2)                         Director & Chief Investment Officer, Management                 -0-
490 North Wiget Lane                         Company
Walnut Creek, CA  94598                      Chief Investment Officer, Trust Fund

Sharon E. Tudisco                            Director, Management Company                                  _____%
490 North Wiget Lane                         Retired; formerly Vice President & Executive
Walnut Creek, CA  94598                      Secretary - Management Company and Trust Fund

Bruce W. Woods                               Director, President & Chief Executive Officer,                _____%
490 North Wiget Lane                         Management Company
Walnut Creek, CA  94598                      Director, President & Chief Executive Officer,
                                             Trust Fund

John W. Woods                                Director, Management Company                                  _____%
Box 885                                      Retired; formerly Senior Vice President -
Sparks, NV  89432                            Management Company


__________________________
(1) As of November 30, 1996, the Management Company re-purchased 500 shares (10.0%) of Management Company stock from Shirley A. Beaton. The shares purchased from Ms. Beaton were retired.

(2)  Appointed December 15, 1996.

         ALLOCATION OF PORTFOLIO BROKERAGE AND PORTFOLIO TURNOVER RATES

     In executing portfolio transactions for securities traded on national securities exchanges or in the over-the-counter market, the Trust Fund endeavors always to obtain the most favorable terms and conditions, taking into account the price of the security and any commissions or discounts applicable to the transaction. The Management Company is responsible for carrying out this policy in its placement of the Trust Fund's investments. Neither the Trust Fund nor the Management Company is currently a party to any "soft dollar" arrangements.

     During the last calendar year, the Trust Fund paid brokerage commissions of $------- and total purchases and sales of portfolio securities aggregated $----- ------. Portfolio turnover rates for the years 1994, 1995 and 1996 were 25.2%, 93.5% and ----%, respectively. The portfolio turnover rate in 1996 was relatively high, due to the extremely active market for the stocks of financial institutions, specifically, and equities, generally.

                                   ___________

                                  PROPOSAL TWO
              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Audit Committee (which consists exclusively of directors who are not interested persons with respect to the Trust Fund) has recommended that the accounting firm of Deloitte & Touche LLP ("Deloitte & Touche") be engaged as independent accountants for the year ending December 31, 1997. This recommendation has been approved by the full Board of Directors of the Trust Fund. Deloitte & Touche has advised the Trust Fund that it is independent with respect to the Trust Fund in accordance with the applicable requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission. Representatives of Deloitte & Touche are not expected to be present at the Meeting.

     The Board of Directors unanimously recommends a vote "FOR" the ratification of the selection of Deloitte & Touche as independent accountants of the Trust Fund for the year ending December 31, 1996.

                                   ___________

                                 PROPOSAL THREE
             PROPOSAL TO CONTINUE THE INVESTMENT ADVISORY AGREEMENT

     The Management Company has served as the investment advisor to the Trust Fund since the Trust Fund's inception in November 1962. In addition to providing investment advice and portfolio management to the Trust Fund, the Management Company performs a broad range of administrative, regulatory, transfer agency, fund accounting and other services for the Trust Fund and the Investors. Since April 1, 1996, the Management Company has received 1.25% of the Trust Fund's average net assets, per annum, in exchange for its investment management services.

     At its meeting on February 14, 1997, the Board of Directors considered the nature, scope and quality of the services currently provided by the Management Company to the Trust Fund, and the enhanced levels of services and products made, and projected by the Management Company to be made, available to the Investors in 1996 and 1997. The Board of Directors also considered the Management Company's actual costs and cost projections for making available additional services and fund opportunities, including the substantial ongoing investments required to upgrade the Management Company's information systems, the need for additional professional and non-professional management personnel and the implementation of an enhanced marketing effort. The compensation paid to investment advisors of mutual funds with similar investment objectives, policies and asset sizes, as well as comparative expense and performance information, both actual and pro forma, was also considered. The directors who are not interested persons, by vote at their meeting on February 14, 1997, have unanimously concluded that the proposed terms of the Investment Advisory Agreement are fair and equitable, and that the fees and expenses provided therein provide fair and reasonable compensation for services to be rendered to the Investors and the Trust Fund.

     Continuation of the Investment Advisory Agreement requires the annual approval of a majority of the Directors of the Trust Fund who are neither parties to the Investment Advisory Agreement nor "interested persons" of any such party, and (2) the approval of either (a) the full Board of Directors of the Trust Fund, or (b) the vote of a majority in interest of the Investors at their annual meeting, which is defined as the lesser of (i) 67% or more in interest of the Investors represented at such a meeting at which more than 50% in interest of the Investors are represented, either in person or by proxy, or
(ii) more than 50% in interest of all Investors. On February 14, 1997, the Board of Directors of the Trust Fund unanimously approved the continuation of the current Investment Advisory Agreement. Although such Board approval satisfies the previously described approval requirement, the Board of Directors has elected to submit the continuation of the Investment Advisory Agreement to the Investors for their approval at the Meeting. The Board of Directors believes that continuation of the current Investment Advisory Agreement is in the best interests of the Investors and the Trust Fund, and unanimously recommends a vote "FOR" the continuation of the Investment Advisory Agreement.

                                   ___________

                                  PROPOSAL FOUR
          APPROVAL OF A CHANGE IN THE PLACE AND FORM OF THE TRUST FUND
              FROM A CALIFORNIA TRUST TO A DELAWARE BUSINESS TRUST

     By unanimous written consent, dated as of January 17, 1997, and at its meeting on February 14, 1997, the Board of Directors considered and unanimously voted to approve an Agreement and Plan of Reorganization (the "Plan of Reorganization"), in the form attached to this Proxy Statement as Exhibit A. The Plan of Reorganization provides for a change in the place and form of organization of the Trust Fund from a California trust to a Delaware business trust, to be operated under the name "SIFE Trust Fund." The proposed changes will be referred to collectively in this Proxy Statement as the "Reorganization." Subsequent to the Reorganization, SIFE Trust Fund, a California trust, will be terminated and the business of the Trust Fund - that of being an open-end management investment company - will be carried on by the new Delaware business trust (the "New Fund"). THE INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS OF THE TRUST FUND WILL NOT CHANGE AS A RESULT OF THE REORGANIZATION.

     The Management Company will continue to serve as investment advisor to the New Fund, subject to the continuing oversight of the Board of Directors (which, following the Reorganization, will be renamed the "Board of Trustees") pursuant to a new Investment Advisory Agreement, the terms and conditions of which will be substantially the same as those currently in effect. There will be no change in investment advisory fees as a result of the Reorganization.

With respect to the distribution of the securities of the New Fund, such securities will continue to be underwritten by the Management Company, in its capacity as "principal underwriter" of the New Fund, pursuant to a new Underwriting and Distribution Agreement, the terms and conditions of which will be substantially the same as those currently in effect. The New Fund will issue one initial series of shares, Class A-I Shares and Class A-II Shares, the terms and conditions of which will be identical to those of Class I and Class II Investment Units, respectively. Class A-II Shares will be subject a new Rule 12b-1 Distribution Plan, the terms and conditions of which will be identical to those of the current Rule 12b-1 Distribution Plan in effect for Class II investment units.

SUMMARY OF THE PROPOSAL

     -    WHAT WILL THE REORGANIZATION MEAN FOR THE TRUST FUND AND ITS
          INVESTORS?
          The Reorganization will continue the business of the Trust Fund in the form of a new Delaware business trust, named "SIFE Trust Fund," which is referred to in this Proxy Statement as the "Delaware Trust." The Delaware Trust will issue one initial series of shares, divided into two classes, which will be identical to the Trust Fund's current makeup. The portfolio securities of the Trust Fund will be transferred to the New Fund, and the investment interests of the Trust Fund's Investors will be converted into a number of shares equal in value and number to their interests in the Trust Fund on the effective date of the Reorganization. The officers and directors of the Trust Fund will be the officers and Trustees of the New Fund, and will operate the New Fund in the same manner as they previously operated the Trust Fund. In essence, your investment in the Trust Fund will simply continue as an investment in the New Fund.

     -    WHAT WILL THE NEW FUND'S INVESTMENT POLICIES BE?
          The New Fund will have the same investment objectives, investment policies and investment limitations as does the Trust Fund.

     - WHY ARE THE DIRECTORS RECOMMENDING THAT I APPROVE THE REORGANIZATION? The Directors believe that mutual funds organized as Delaware business trusts have significant advantages over a fund organized as a California trust. Delaware law permits a less complicated structure and allows greater flexibility in a fund's business operations, without sacrificing the federal or state tax advantages of a mutual fund format. Delaware law contains provisions specifically designed for mutual funds, which take into account their unique structure and operations. For example, Delaware business trusts may establish multiple series of shares, each of which may invest in a separate portfolio of securities, without first having to obtain the approval of shareholders. Delaware business trusts also offer a greater degree of legal certainty with respect to the potential liability of investors, as well as directors, with respect to the obligations of the fund.

     -    WHAT WILL THE REORGANIZATION INVOLVE?
          The Reorganization is a series of legal transactions, whereby the New Fund will be created and will then acquire all of the assets, and assume all of the liabilities, of the Trust Fund in a tax-free transaction of reorganization. The New Fund, as successor, will then carry on the business of the Trust Fund for the benefit of the New Fund's shareholders. As described more fully in the Agreement and Plan of Reorganization, a copy of which is attached to this Proxy Statement as Exhibit A, in exchange for the assets and liabilities of the Trust Fund, the New Fund will create an account for each Investor, identical to that Investor's current account with the Trust Fund, and, on the Closing, will credit a number of shares equal in number and value to the Class I and Class II investment units outstanding immediately prior to the Closing. Thereafter, the Trust Fund will be dissolved and liquidated.

     -    WHAT IS THE EFFECT OF MY "YES" VOTE?
          If the Investors approve the Reorganization, you will be agreeing to become a shareholder of a mutual fund organized as a series of a newly created Delaware business trust. The New Fund will become your mutual fund, and you will own exactly the same interest in the New Fund that you owned in the Trust Fund prior to the Reorganization.

     -    ARE THERE ANY TAX CONSEQUENCES?
          The Reorganization has been designed to be tax-free for federal income tax purposes, so that Investors will not experience a taxable gain or loss when the Reorganization is completed.

REASONS FOR THE REORGANIZATION

     The Board of Directors believes that operating under the Delaware business trust form is preferable to continuing to operate as a California trust. In general, Delaware trust law will provide much greater flexibility to the Trust Fund than California law, both in terms of structuring the Trust Fund's operations and the oversight role which the Board of Directors believes is proper for the protection of Investors. The Reorganization will eliminate the need to obtain Investor approval for certain routine or non-material actions, as well as the expense and delay involved in doing so. For example, under the current Restated Trust Agreement, routine or non-material changes to the Trust Agreement, such as those with respect to regulatory developments, would typically require Investor approval; Delaware law permits such changes to the trust instrument of a Delaware trust to be made without first seeking Investor approval. In addition, unlike California common law, which carries uncertainty with respect to the potential personal liability of Investors for the obligations of the Trust Fund, Delaware law protects the Investors from the liabilities of the Delaware business trust. Finally, subject to applicable Federal laws and regulations, Delaware law permits the board of trustees to adapt a Delaware trust to future contingencies (subject to the restriction that the interests of the Investors not be adversely affected, in any material respect, absent prior Investor approval). The operations of the New Fund, like those of the Trust Fund today, will be subject to the Federal securities laws, generally, and the provisions of the 1940 Act, specifically, as well as the rules and regulations of the Securities and Exchange Commission and applicable state securities laws.

     The Board of Directors and the Management Company believe that reorganizing the Trust Fund into the Delaware business trust format will better serve and protect the investment needs and goals of the Investors, while having no material impact upon their current economic interests: the interest of an Investor, whether in Class I or Class II units, in the New Fund will be virtually identical to the Investor's current interest in the Trust Fund.
The investment objectives and policies of the Trust Fund which are fundamental will remain fundamental for the New Fund and will not be subject to change other than by Investor vote.

SUMMARY OF THE PLAN OF REORGANIZATION

     The following discussion summarizes the important terms of the Plan of Reorganization. This summary is qualified by reference to the Plan of Reorganization itself, which is attached to this Proxy Statement as Exhibit A.

     In order to accomplish the Reorganization, the New Fund has been formed under the name "SIFE Trust Fund" pursuant to an agreement and declaration of trust dated February --, 1997. On the closing date of the Reorganization (the "Closing Date"), the Trust Fund will transfer all of its assets to the New Fund in exchange for the assumption by the New Fund of all of the liabilities of the Trust Fund and the issuance of new investment units representing shares of beneficial interest in the New Fund (the "New Shares"). At that time, the New Fund will create an account for each Investor in the Trust Fund, and will credit to that account a number of New Shares equal in number and value to the Class I and/or Class II investment units in the Trust Fund such Investor had in his or her account with the Trust Fund immediately prior to the closing of the Reorganization. All evidence of ownership of New Shares will be maintained on the books and records of the New Fund; no certificates evidencing the New Shares will be issued, nor will the New Fund issue any certificate or other document evidencing the ownership of "Participating Agreements," as that term is defined in the Restated Trust Agreement.

     The New Shares issued in connection with the Reorganization will be issued in a single series, representing the current investment portfolio of the Trust Fund, and will be represented by two classes of shares (Class A-I and Class A-II). The New Shares to be issued on the Closing Date will have an aggregate net asset value equal to the aggregate net asset value of the Trust Fund's investment units as of the close of business on the business day immediately preceding the Closing Date, and will be registered in the name of each Investor in proportion to such Investor's interest in the Trust Fund immediately prior to completion of the Reorganization. Upon completion of the Reorganization, each Investor will be the owner of full and fractional New Shares equal in number and aggregate net asset value to the Investor's current interest in the Trust Fund. As soon as practicable following the distribution of the New Shares, as described above, the Trust Fund will be liquidated and terminated, and its business, to be conducted under the name "SIFE Trust Fund," will be carried out without interruption by the New Fund.

     Upon approval of the Reorganization, the Trust Fund will notify the Securities and Exchange Commission and each state in which the Trust Fund is registered or qualified that the New Fund will adopt the Trust Fund's existing registration statement under the Securities Act of 1933 with respect to offer and sale of the Trust Fund's securities.

     An investment company registered under the 1940 Act is required to (1) submit the selection of the company's independent accountants to the shareholders for their ratification; (2) provide for the election of the company's directors (or trustees) by the shareholders; (3) submit the investment management agreement relating to any series of the investment company to the shareholders of the particular series for approval; and (4) submit any plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act with respect to any class or series of such company to the shareholders of the particular class or series for approval. The Directors of the Trust Fund believe that it is in the best interests of the Trust Fund's Investors (who will become the New Fund's shareholders if the Reorganization is approved) to avoid the considerable expense of calling a shareholders' meeting shortly after the effective date of the Reorganization to obtain the approvals described above. The Directors also believe that it is not in the best interests of the Investors to carry out the Reorganization if the New Fund would not have independent accountants, a board of trustees, a management agreement or a distribution plan which have been duly approved by the shareholders, and therefore, which comply with the 1940 Act. The Directors will, therefore, consider that approval of the Reorganization by the requisite vote of the shareholders will also constitute, for the purposes of the 1940 Act: (1) ratification of the selection of Deloitte & Touche LLP, previously selected as the Trust Fund's independent accountants; (2) election of the Directors of the Trust Fund who are in office at the time of the Reorganization as Trustees of the New Fund; (3) approval of a new investment management agreement between the Trust Fund on behalf of the New Fund and the Management Company, which is substantially similar to the agreement currently in place between the

Trust Fund and the Management Company; and (4) approval of a separate distribution plan adopted under Rule 12b-1 for the Class A-II shares of the New Fund, which is substantially similar to the Rule 12b-1 distribution plan currently in place for the Class II investment units of the Trust Fund.

     In the Reorganization, the New Fund will issue a single share of each of its Class A-I and Class A-II shares to the Trust Fund, and, assuming Investor approval of the Reorganization, will cause the Trust Fund, as the sole shareholder of the New Fund, to vote such shares "FOR" the matters specified in the above paragraph. The Trust Fund will then consider the shareholder approval requirements of the 1940 Act to have been satisfied.

     The obligations of the Trust Fund and the New Fund under the Plan of Reorganization are subject to various customary conditions as stated therein.
In order to protect against unforeseen events, the Plan of Reorganization may be terminated or amended at any time prior to the Reorganization by action of the Board of Directors, notwithstanding the approval of the Plan of Reorganization by the Investors, if it reasonably appears that either the Trust Fund or the New Fund cannot meet a regulatory or other condition of the Plan of Reorganization, or the Board of Directors determines that proceeding with the Plan of Reorganization is not in the best interests of the Investors or the Trust Fund. The Trust Fund and the New Fund may at any time waive compliance with any term or condition of the Plan of Reorganization, provided that such a waiver does not materially affect, in any adverse manner, the interests of the Investors or the Trust Fund.

     Assuming that the Plan of Reorganization is approved, it is currently contemplated that the Reorganization will become effective at the close of business on April 30, 1997. However, the Reorganization may become effective on a later date, if circumstances warrant.

FUND AGREEMENTS

     Each of the Investment Advisory Agreement and the Underwriting Agreement with the Management Company to be entered into by the New Fund will continue in force from year to year with respect to the New Fund and any successor fund so long as its continuance is approved at least annually by the vote of a majority of the Trustees who are not parties to any such agreement, or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval. Such agreements will continue to be terminable without penalty on sixty days' written notice by either party, and will terminate automatically in the event of its assignment.

INVESTOR ACCOUNTS AND RETIREMENT PLANS

     In connection with the Reorganization, the Management Company, as Transfer Agent, will establish an account for each Investor, which account will contain the appropriate number of Class A-I or Class A-II investment units to be received by that Investor under the Plan of Reorganization. These accounts will be the same in all material respects to the accounts currently maintained by the Management Company for the benefit of the Investors. No further action will be necessary in order to continue any retirement plan currently maintained by an Investor in the Trust Fund.

TAX CONSEQUENCES OF THE REORGANIZATION; EXPENSES

     The Trust Fund and the New Fund will receive an opinion from their counsel, Heller, Ehrman, White & McAuliffe, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended, current administrative rules and court decisions, for Federal income tax purposes (a) no gain or loss will be recognized by the Trust Fund or the New Fund as a consequence of the

Reorganization; (b) the tax basis of the New Shares received by each Investor in the Reorganization will be the same as the tax basis of each Investor's investment units held immediately prior to the Reorganization; and (c) assuming that the investment units held immediately prior to the Reorganization were held as capital assets, the holding period of the New Shares received by each Investor in the Reorganization will include the holding period of the investment units exchanged therefor. The Trust Fund will be responsible for all of the expenses incurred and to be incurred in connection with the Reorganization.

TRUSTEES AND OFFICERS OF THE NEW FUND

     Subject to the provisions of the trust instrument, By-laws and applicable Delaware law, the business of the New Fund will be supervised by the Board of Trustees, who will have all powers necessary or appropriate to carry out their responsibilities. The responsibilities, powers and fiduciary duties of the Trustees of the New Fund are substantially the same as those of the Directors of the Trust Fund. The Trustees of the New Fund will be the current Directors of the Trust Fund.

     If the Reorganization is approved by the Investors, the Trustees of the New Fund shall hold office for successive one-year terms, except that (1) any Trustee may resign, (2) any Trustee may be removed for cause by written instrument signed by a majority of Trustees then in office, and (3) any Trustee may be removed for any reason or no reason at any meeting of the Investors by a vote of two-thirds of the Voting Interests of the New Fund. A meeting of the Investors for the purpose of electing or removing Trustees may be called by the Board of Trustees or upon the demand of Investors owning 10.0% or more of such Voting Interests.

     In the event of any vacancy, the remaining Trustees may appoint another Trustee so long as, immediately after such appointment, at least two-thirds of the Trustees then in office have been elected by the Investors. If, at any time, less than a majority of the Trustees holding office have been elected by the Investors, the Trustees then in office will promptly call an Investors' meeting for the purpose of electing Trustees; otherwise, meetings for the purpose of electing Trustees will be called at the discretion of the Trustees then in office.

     It is anticipated that the Trustees of the New Fund will continue the appointment of the present officers of the Trust Fund, and that those persons will continue to perform the same functions on behalf of the New Fund that they now perform on behalf of the Trust Fund.

CREATION OF DIFFERENT SERIES AND/OR CLASSES OF INVESTMENT UNITS

     The trust instrument governing the operations of the Delaware business trust will permit the Trustees to create one or more additional series (or investment portfolios) of the New Fund, and to further divide any series into two or more separate classes and, with respect to each series, to issue an unlimited number of full or fractional investment units of that series or of one or more of that series' classes. The New Fund will initially have only one series corresponding to the Trust Fund; however, additional series may be created at any time. Each investment unit in each series of the New Fund, like each Class I or Class II unit of the Trust Fund, will represent an equal proportionate interest with each other investment unit in that series, with none having any priority over another.

LIABILITY OF THE INVESTORS

     California has no statute or substantial body of case law recognizing the viability of the business trust form of organization; the Trust Fund, as a California trust, is therefore governed by the California common law of trusts, rather than by any established legal principles governing the rights, responsibilities and obligations of business trusts or their directors, officers or investors.

     Under certain circumstances, Investors in a California trust could be held personally liable for the obligations of the trust. The activities of the Trust Fund as an investment company, as distinguished from those of an operating company, are unlikely to give rise to any material liabilities, let alone liabilities in excess of the Trust Fund's assets, therefore the risk of any Investor incurring any loss in excess of his or her investment due to personal liability should not be significant. Nevertheless, because the Restated Trust Agreement does not provide for either exoneration for, nor indemnification of, any Investor for the obligations of the Trust Fund, if the Trust Fund were unable to meet its obligations, it is possible that individual Investors could be held personally liable for the obligations of the Trust Fund.

     Under Delaware law, Investors in a Delaware business trust are not personally liable for the obligations of the Delaware business trust. Rather, the Delaware Business Trust Act provides that an investor in a Delaware business trust is entitled to the same limitation of liability that is extended to shareholders of private, for-profit Delaware corporations. To guard further against this risk, the trust instrument governing the New Fund contains an express disclaimer of Investor liability for acts or obligations of the New Fund, and, in addition, provides for indemnification out of the trust's assets for any Investor held personally liable for the obligations of the Delaware business trust.

LIABILITY OF THE TRUSTEES

     As described above, with respect to the Investors, California law does not provide any specific protection from liability for the Directors of the Trust Fund. The trust instrument governing the New Fund provides that the Trustees shall not be liable to any person other than the New Fund, and that a Trustee would not be liable for any act or omission as Trustee, but nothing in the trust instrument would protect a Trustee against any liability to which he or she might otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of his or her duties as a Trustee. The trust instrument generally entitles the Trustees to indemnification against all liabilities, including expenses, under certain circumstances and subject to the public policy provisions of Federal and state law.

INVESTOR VOTING RIGHTS

     The New Fund, like the Trust Fund, will operate as an open-end management investment company registered with the Securities and Exchange Commission under the 1940 Act. Investors, therefore, will have the power to vote at any Investor meeting with respect to any changes in fundamental investment policies and restrictions of the New Fund, approval of material changes to the Investment Advisory Agreement and such other matters as might be required by the provisions of the 1940 Act, or as the Trustees may determine.

     The trust instrument provides that the Investors in the New Fund will have the power to vote only with respect to the election (or removal) of Trustees and such additional matters as may be required by law or that the Trustees might consider desirable. The trust instrument also permits the Trustees to amend the trust instrument, except that the Investors will have the right to vote upon any amendment which affects, in any material, adverse manner, any right previously granted or reserved to the Investors.

REQUIRED VOTE & RECOMMENDATION OF THE BOARD OF DIRECTORS

     Adoption of the Plan of Reorganization requires the affirmative vote of a majority in interest of the Investors at the Meeting, which is defined as the lesser of (i) 67% or more in interest of the Investors represented at such a meeting at which more than 50% in interest of the Investors are represented, either in person or by proxy, or (ii) more than 50% in interest of all Investors. If the proposal is approved, the Reorganization will take effect as soon as practicable following the Meeting. The Board of Directors unanimously recommends a vote "FOR" the Reorganization, as described above.

                                   ___________

                               GENERAL INFORMATION

     The Board of Directors of the Trust Fund knows of no other matters which may come before the meeting. However, if any matters other than those referred to above shall properly come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote the Proxy in accordance with their judgment. Investors' proposals intended to be presented in next year's Proxy Statement must be received by the Trust Fund by October 31, 1997 to be eligible for inclusion in the Trust Fund's proxy materials relating to such meeting. Submission of a proposal does not guarantee its inclusion in a proxy statement or its presentation at an Investor's meeting. A copy of the annual report for the fiscal year ended December 31, 1996 has been sent under separate cover to each Investor of record as of February 14, 1997. The annual report, and the most recent semi-annual report, of the Trust Fund will also be furnished without charge to any Investor upon request by calling the Management Company at 1-800-231-0356.

                                        By order of the Board of Directors of
                                        SIFE Trust Fund


                                        Charles W. Froehlich, Jr.
                                        SECRETARY

                               SAN RAMON MARRIOTT
                                2600 BISHOP DRIVE
                              SAN RAMON, CA  94583



                                 FROM THE SOUTH
                                Take I-680 NORTH
                      Take Bollinger Canyon Road EAST exit
                        Go RIGHT on Bollinger Canyon Road
                             Go LEFT on Sunset Drive
                             Go LEFT on Bishop Drive
                        San Ramon Marriott is on the LEFT

                                 FROM THE NORTH
                                Take I-680 SOUTH
                      Take Bollinger Canyon Road EAST exit
                        Go LEFT on Bollinger Canyon Road
                             Go LEFT on Sunset Drive
                             Go LEFT on Bishop Drive
                        San Ramon Marriott is on the LEFT

                                  FROM THE EAST
                         Take I-580 WEST to I-680 NORTH
                      Take Bollinger Canyon Road EAST exit
                        Go RIGHT on Bollinger Canyon Road
                             Go LEFT on Sunset Drive
                             Go LEFT on Bishop Drive
                        San Ramon Marriott is on the LEFT

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization, dated as of February --, 1997 (the "Agreement"), is entered into between SIFE Trust Fund, a California trust (the "Trust Fund") and SIFE Trust Fund, a business trust formed under the laws of the State of Delaware for the purpose of carrying on the business of the Trust Fund (SIFE Trust Fund, a Delaware business trust, is hereinafter referred to as the "Successor Fund").

     WHEREAS, this Agreement is intended to effect the reorganization of the Trust Fund into a Delaware business trust by the transfer of all of the assets of the Trust Fund to of the Successor Fund, solely in exchange for the assumption by the Successor Fund of all of the liabilities of the Trust Fund and the registration on the books of the Successor Fund, upon instruction of the Trust Fund, of shares of beneficial interest in the Successor Fund (hereinafter the "New Shares"), corresponding to the registration list, maintained on the transfer records of the Trust Fund, of all holders of Class I and Class II investment units of the Trust Fund as of the close of business on the business day immediately preceding the closing of the transactions described herein (the "Closing Date"), followed by the liquidation and termination of the Trust Fund (collectively, the "Reorganization"), all upon the terms and conditions set forth herein,

     NOW, THEREFORE, in consideration of the promises, covenants and agreements set forth herein, the parties agree as follows:

1.   REORGANIZATION

     1.1 Subject to the terms and conditions set forth herein, and on the basis of the representations and warranties contained in this Agreement, the Trust Fund agrees to transfer all of its assets to the Successor Fund on the Closing Date. The Successor Fund agrees in exchange therefore (a) that the Successor Fund shall assume and pay all of the Trust Fund's liabilities, whether absolute, accrued, contingent or otherwise, and whether known or unknown, existing as of and after the Closing Date, including without limitation all costs and expenses of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any, associated with the Reorganization, as required to be paid by the Trust Fund pursuant to Section 8.3, below, and (b) that, on the Closing Date, the Successor Fund shall deliver to the Trust Fund evidence of the registration, on the transfer books of the Successor Fund, of full and fractional New Shares, equal in net asset value and number to the Class I and Class II investment units of the Trust Fund reflected on the books and records of the Trust Fund as of the close of business on the business day preceding the Closing Date, registered in the names reflected in the transfer records of the Trust Fund as of such close of business.

     1.2 The Successor Fund shall effect the delivery described in the preceding paragraph by establishing an open account for each investor of the Trust Fund

(individually an "Investor," and collectively the "Investors"), and by crediting to such account the exact number of full and fractional shares of the appropriate class of the Successor Fund as were held by such Investor in the corresponding class of the Trust Fund on the Closing Date. Fractional shares of the Successor Fund shall be carried to the second decimal place. On the Closing Date, the net asset value per share of each class of the Successor Fund shall be deemed to be the same as the net asset value per investment unit of the corresponding class of the Trust Fund. On such date, each participating agreement certificate representing investment units of a class of the Trust Fund will represent the same number of shares of the corresponding class of the Successor Fund.

     1.2 The transactions contemplated in this Agreement are intended to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and this Agreement shall constitute a "plan of reorganization" within the meaning of Treasury Regulations
Section 1.368-1(c).

     1.3 The assets of the Trust Fund transferred to the Successor Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividend receivables), claims or rights of action or rights to register shares under applicable securities laws, all deferred or prepaid expenses shown as assets on the books and records of the Trust Fund, all books and records of the Trust Fund and all other property or assets, of whatever character, owned directly or beneficially by the Trust Fund on the Closing Date.

     1.4 As soon as practicable after notification to the directors of the Trust Fund that the registration of the New Shares on the books of the Successor Fund has been accomplished, as contemplated in Section 1.1, above, the directors, as trustees of the Successor Fund, shall take such actions, including but not limited to those described in Section 6.2, below, as may be necessary or appropriate to effect the Reorganization.

     1.5 As soon as practicable after the Closing Date, the Successor Fund will notify each Investor of the closing of the transactions contemplated herein, and advise each Investor of his or her interest in the Successor Fund, in full liquidation and redemption of such Investor's interest in the Trust Fund. The Successor Fund will not be required to issue certificates evidencing ownership of any Investor's interest in the Successor Fund; rather, ownership of the New Shares by any Investor shall be reflected on the books and records of the Successor Fund, as maintained by the Successor Fund's transfer agent. Simultaneously with the crediting of the shares of the Successor Fund to the Investors of record of the Trust Fund, the shares of the Trust Fund held by such Investors shall be canceled.

     1.6 As soon as practicable after the Closing Date, the Trust Fund shall take all necessary actions under California law to liquidate, terminate and dissolve. Any reporting responsibilities of the Trust Fund are and shall remain the responsibility of the Trust Fund, up to and including the later of the Closing Date or the date on which the Trust Fund is liquidated, terminated and dissolved.

2.   CLOSING AND CLOSING DATE

     2.1 The Closing Date shall occur on such date as the parties may mutually agree. The transfer of substantially all of the assets of the Trust Fund in exchange for the assumption by the Successor Fund of all of the liabilities of the Trust Fund and the issuance of the New Shares, as described above, together with all related acts necessary to consummate the transactions contemplated herein (the "Closing") shall occur on the Closing Date at the offices of SIFE, Inc., manager of the Trust Fund (the "Management Company"), at 490 N. Wiget Lane, Walnut Creek, California, or at such other place as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously, and shall be effective, as of the last daily determination of the Trust Fund's net asset value on the Closing Date.

     2.2 In the event that, on the last business day preceding the Closing Date, (a) the New York Stock Exchange is closed to trading or trading thereupon is restricted, or (b) trading or reporting of trading on said exchange or in any market in which portfolio securities of the Trust Fund are traded is disrupted so that accurate appraisal of the value of the total net assets of the Trust Fund is impractical, the Closing shall be postponed until the first business day upon which trading shall have been fully resumed and reporting shall have been restored.

     2.3 The Trust Fund shall deliver to the Successor Fund at the Closing a certificate of an authorized officer of the Trust Fund stating that it has duly instructed the Trustee of the Trust Fund to transfer the assets of the Trust Fund to the Successor Fund, and a confirmation from the Trustee that (a) it has so transferred the assets of the Trust Fund to the Successor Fund, and (b) it holds such assets, as custodian for the Successor Fund.

     2.4 The Management Company, acting as transfer agent for the Trust Fund, shall deliver to the Successor Fund at the Closing a certificate confirming the transfer on the books and records maintained for the benefit of the Trust Fund and the Investors of each current Investor's Trust Fund account to an account of a holder of New Shares of the Successor Fund. At the Closing, the Successor Fund shall issue and deliver a confirmation to the Trust Fund of the number of New Shares credited to the account of each Investor on the Closing Date.

3.   VALUATION

     3.1 The value of the Trust Fund's net assets to be acquired by the Successor Fund shall be the net asset value computed as of the close of business on the last business day preceding the Closing Date, using the valuation procedures set forth in the Trust Fund's then-current prospectus or statement of additional information (collectively the "Prospectus").

     3.2 The number and value of full and fractional New Shares to be issued in exchange for the Trust Fund's net assets shall be equal in number and value to the full and fractional Class I and Class II investment units outstanding as of the close of business on the last business day immediately preceding the Closing Date.

4.   COVENANTS OF THE TRUST FUND

     4.1 The Trust Fund will advise the Securities and Exchange Commission (the "SEC") that the Successor Fund will adopt the Trust Fund's existing registration statement on Form N-1A (the "Registration Statement") under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act") with respect to the investment units currently offered by the Trust Fund.

     4.2 The Trust Fund shall take no action (including the filing of any tax return) which is inconsistent with the treatment of the Reorganization as a reorganization within the meaning of Section 368(a) of the Code.

5.   REPRESENTATIONS AND COVENANTS OF THE SUCCESSOR FUND

     5.1  The Successor Fund intends to qualify as a "fund" as defined in
Section 851(h)(2) of the Code, and will seek to meet all of the requirements to qualify, and, if necessary, to elect to be treated, as a "regulated investment company" ("RIC") pursuant to the provisions of Subchapter M of the Code for each of the Successor Fund's taxable years ending after the Closing Date of the Reorganization.

     5.2 The Successor Fund has no plan or intention to issue additional New Shares following the Reorganization, except for units of beneficial interest in the Successor Fund to be issued in the ordinary course of the Successor Fund's business as an open-end management investment company. The Successor Fund does not have any plan or intention to redeem or otherwise reacquire any New Shares issued to any Investor pursuant to the Reorganization, other than through redemptions arising in the ordinary course of business as an open-end management investment company. The Successor Fund currently intends actively to continue the Trust Fund's business in the same manner as the Trust Fund conducted it prior to the Reorganization, and has no plan or intention to sell or otherwise dispose of any of the assets to be acquired by the Successor Fund in the Reorganization, except for dispositions made in the ordinary course of its business and dispositions necessary to maintain the Successor Fund's status as a RIC under Subchapter M of the Code. The Successor Fund shall take no action (including the filing of any tax return) which is inconsistent with the treatment of the Reorganization as a reorganization within the meaning of
Section 368(a) of the Code.

6.   CONDITIONS TO THE OBLIGATIONS OF THE SUCCESSOR FUND

     6.1 REGULATORY APPROVAL Such authority and orders from the SEC and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received. One or more post-effective amendments to the Registration Statement containing (a) such amendments to the Registration Statement as are determined by the Trust Fund to be necessary or appropriate as a result of this Agreement, and (b) the adoption by the Successor Fund as its own of the Registration Statement, as so amended, shall have been filed with the SEC and such post-effective amendment or amendments to the Registration Statement shall have become effective and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the SEC (other than any stop order, proceeding or threatened proceeding which shall have been withdrawn or terminated). Confirmation shall have been received from the SEC or the staff thereof that the Successor Fund shall, effective upon or before the Closing Date, be duly registered as an open-end management investment company under the 1940 Act. Shares of the Successor Fund shall have been duly qualified for offering to the public and all states of the United States and the District of Columbia so as to permit the transfers contemplated by this Agreement to be consummated.

     6.2  APPROVAL BY INVESTORS AND BOARD ACTIONS

     (a) This Agreement and the transactions contemplated hereby shall have been approved by the affirmative vote of the outstanding investment units of the Trust Fund entitled to vote upon the matter required for such approval under the Trust Fund's Restated Trust Agreement, dated May 2, 1986, as amended, and applicable law. The Investors shall have voted to direct the Trust Fund to vote, and the Trust Fund shall have voted, as sole shareholder of each class of the Successor Fund, to: (i) elect as Trustees of the Successor Fund (the "Trustees") the individuals who, at the time of such meeting, are directors of the Trust Fund; (ii) appoint Deloitte & Touche LLP as the independent auditors for the Successor Fund for the fiscal year ending December 31, 1997; (iii) approve a new investment management agreement between the Successor Fund and the Management Company, which is substantially similar to the current investment management agreement between the Trust Fund and the Management Company; (iv) approve a new underwriting agreement between the Successor Fund and the Management Company which is substantially identical to the current underwriting agreement between the Trust Fund and the Management Company; and (v) approve a distribution plan for the Class A-II shares of the Successor Fund, as adopted pursuant to Rule 12b-1 under the 1940 Act, which is substantially identical to the current Rule 12b-1 distribution plan for the Class II investment units of the Trust Fund.

     (b) The Board of Trustees of the Successor Fund shall have taken the following actions at a meeting duly called for such purpose: (i) approval of the Successor Fund's custodian and third-party service agreements; (ii) selection of Deloitte & Touche LLP as the Successor Fund's independent auditors for the fiscal year ending December 31, 1997; (iii) approval of an investment management agreement between the Successor Fund and the Management Company which is substantially similar to the current investment management agreement between the Trust Fund and the Management

Company; (iv) approval of a new underwriting agreement between the Successor Fund and the Management Company which is substantially identical to the current underwriting agreement between the Trust Fund and the Management Company; (v) authorization of the issuance by the Successor Fund, prior to the Closing Date, of one share of each class of the Successor Fund to the Trust Fund, in consideration for the payment of its then current public offering price per share for the purpose of enabling the Trust Fund to vote on the matters referred to in Paragraphs (i) - (v) of the preceding paragraph; (vi) submission of the matters referred to in Paragraphs (i) - (v) of the preceding paragraph to the Trust Fund as the sole shareholder of the Successor Fund; and (vii) authorization of the issuance by the Successor Fund of the shares contemplated by this Section 6.2 on the Closing Date, in exchange for the net assets of the Trust Fund pursuant to the terms of this Agreement.

     6.3 COVENANTS The Trust Fund shall have complied with each of its covenants contained herein, and the Successor Fund shall have received a certificate of the President of the Trust Fund, satisfactory in form and substance, so stating.

     6.4 TAX OPINION Each of the Trust Fund and the Successor Fund shall have received an opinion of Heller, Ehrman, White & McAuliffe, dated on the Closing Date and addressed to each of them, to the effect that, on the basis of existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (a) no gain or loss will be recognized by the Trust Fund or the Successor Fund as a consequence of the Reorganization; (b) the tax basis of the New Shares received by each Investor in the Reorganization will be the same as the tax basis of each Investor's investment units held immediately prior to the Reorganization; and (c) assuming that the investment units held immediately prior to the Reorganization were held as capital assets, the holding period of the New Shares received by each Investor in the Reorganization will include the holding period of the investment units exchanged therefor. For purposes of rendering their opinion, such counsel may rely exclusively, and without independent verification as to factual matters, upon the statements made in this Agreement, upon the proxy statement distributed to the Investors in connection with the Reorganization, and upon such other written representations as the Successor Fund and the Trust Fund will have made as of the Closing Date, or as such counsel may specifically require.

     6.5 OPINION OF COUNSEL Each of the Trust Fund and the Successor Fund shall have received an opinion of Heller, Ehrman, White & McAuliffe, dated on the Closing Date and addressed to each of them, substantially to the effect that: (a) the Successor Trust is a Delaware business trust, duly organized and validly existing under the laws of the State of Delaware; (b) the execution of this Agreement and the consummation of the Reorganization provided for herein have been duly authorized and approved by all requisite action of the directors and Investors, in the case of the Trust Fund, and the Trustees and shareholders, in the case of the Successor Fund, and this Agreement has been duly executed and delivered by the Trust Fund and the Successor Fund; and (c) the

New Shares of the Successor Fund to be issued in the Reorganization have been duly authorized and, upon issuance thereof in accordance with the terms of this Agreement will be validly issued, fully paid and non-assessable.

7.   CONDITIONS TO PERFORMANCE

     7.1 COVENANTS The Successor Fund shall have complied with each of its covenants contained herein, and each of the representations contained herein shall be true in all material respects at and as of the Closing Date.

     7.2 REGULATORY APPROVAL The conditions set forth in Sections 6.1 and 6.2 shall have been satisfied.

     7.3 OPINIONS OF COUNSEL The Trust Fund and the Successor Fund each shall have received the opinions of counsel referred to in Sections 6.4 and 6.5 of this Agreement.

8.   MISCELLANEOUS

     8.1 WAIVERS At any time prior to the Closing Date, either of the parties may waive compliance by the other party of any of the convenants or conditions made herein for its benefit.

     8.2 TERMINATION This Agreement may be terminated at any time prior to the Closing Date without liability on the part of either party, or its respective Trustees, Directors, officers or Investors, by any party upon the delivery of written notice to the other party, notwithstanding approval thereof by the Investors if, in the judgment of the Board of Directors or Board of Trustees, as the case may be, of such party, the facts and circumstances make proceeding with this Agreement inadvisable.

     8.3 EXPENSES The expenses associated with this Agreement and the Reorganization shall be borne by the Trust Fund.

     8.4 INTEGRATION This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms and conditions of the Agreement between the parties, and may not be changed or terminated orally.

     8.5 NO THIRD PARTY BENEFICIARIES Nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement.

     8.6 FURTHER ASSURANCES Each party shall take such further action as may be necessary or appropriate to effect the consummation of the transactions contemplated by this Agreement. At or prior to the Closing, each party shall deliver to the other such assignments, certificates and other documents as the other party may reasonably request to effect the Reorganization.

     8.7 GOVERNING LAW This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

SIFE TRUST FUND                         Attest:
A California Trust



By:                                     By:
   --------------------------------        --------------------------------

Haig G. Mardikian                       Charles W. Froehlich, Jr.
Chairman of the Board of Directors      Secretary


SIFE TRUST FUND                         Attest:
A Delaware Business Trust



By:                                     By:
   --------------------------------        --------------------------------

Haig G. Mardikian                       Charles W. Froehlich, Jr.
Chairman of the Board of Trustees       Secretary

COPIES OF THE SUCCESSOR TRUST'S CERTIFICATE OF TRUST AND TRUST INSTRUMENT ARE ON FILE WITH THE SECRETARY OF THE SUCCESSOR FUND, AND NOTICE IS HEREBY GIVEN THAT THIS AGREEMENT AND PLAN OF REORGANIZATION IS EXECUTED ON BEHALF OF THE TRUST FUND AND THE SUCCESSOR FUND BY OFFICERS OF THE TRUST FUND AND THE SUCCESSOR FUND AS OFFICERS, AND NOT INDIVIDUALLY, AND THAT THE SUCCESSOR FUND'S OBLIGATIONS ARISING OUT OF THIS AGREEMENT ARE NOT BINDING UPON ANY OF THE DIRECTORS, TRUSTEES, OFFICERS, INVESTORS, SHAREHOLDERS, EMPLOYEES OR AGENTS OF THE TRUST FUND OR THE SUCCESSOR FUND, INDIVIDUALLY, AS THE CASE MAY BE, BUT ARE BINDING ONLY UPON THE ASSETS AND PROPERTY OF THE TRUST FUND OR THE SUCCESSOR FUND.

                                               SIFE TRUST FUND
                               PROXY FOR ANNUAL MEETING OF INVESTORS TO BE HELD
                                                APRIL 4, 1997

                               The undersigned hereby acknowledges receipt of
                               the Proxy Statement and appoints Bruce W. Woods
                               and Charles W. Froehlich, Jr. and each of them
                               his or her proxies, with power of substitution,
                               to vote that number of votes (based on units of
                               investment held) which the undersigned is
                               entitled to vote pursuant to all Participating
SIFE TRUST FUND                Agreements owned by the undersigned at the
                               ANNUAL MEETING INVESTORS OF SIFE TRUST FUND to be held April 4, 1997, and at any adjournments or postponements thereof, on any business that may properly come before the meeting, including but not limited to the items shown below which are referred to by the same Item No. in the Notice of Annual Meeting set forth in the Proxy
                               Statement.

                               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE TRUST FUND.

                               UNLESS OTHERWISE SPECIFIED BELOW, THE UNITS OF INVESTMENT REPRESENTED BY THIS PROXY SHALL BE VOTED FOR ITEMS 1, 2, 3 AND 4.

                               This Proxy will cover all investment units attributable to All Participating Agreements owned by the undersigned. Joint owners must each sign. Please sign the Proxy exactly as name appears. Executors, Administrators, Trustees, Attorneys, etc. should so indicate, when signing.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS  /X/
                                        SIFE  KEEP THIS PORTION FOR YOUR RECORDS

--------------------------------------------------------------------------------

                                             DETACH AND RETURN THIS PORTION ONLY
                                SIFE TRUST FUND

FOR   WITHHOLD   FOR ALL   1.  Election of Directors: 01) Haig G. Mardikian,
ALL     ALL      EXCEPT        02) Diane H. Belding, 03) Neil L. Diver,
/ /     / /       / /          04) Charles W. Froehlich, Jr., 05) John A.
                               Meany, 06) Walter S. Newman, 07) Bruce W. Woods
                               TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                               NOMINEE(S), WRITE THE NUMBER(S) ON THE LINE
                               PROVIDED BELOW
                               ________________________________________________


FOR   AGAINST   ABSTAIN    2.  Ratification of the selection of Deloitte &
/ /     / /       / /          Touche LLP as independent accountants for the
                               Trust Fund for the year ending December 31, 1997.

FOR   AGAINST   ABSTAIN
/ /     / /       / /      3.  Approval of the continuation of the current
                               Investment Advisory Agreement.

FOR   AGAINST   ABSTAIN
/ /     / /       / /      4.  Approval of the reorganization of the Trust
                               Fund's place and form of organization, from a California trust to a Delaware business trust.


----------------------        -------------------------------       -----------
SIGNATURE                     SIGNATURE (JOINT OWNER)               DATE